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                                                                   EXHIBIT 10.19

                              WAIVER AND EXTENSION

     This WAIVER AND EXTENSION is made this 29th day of December, 2004, by and between SILVANO DIGENOVA ("Employee") and SUPERIOR GALLERIES, INC., a Delaware corporation (the "Company").

     1. EXTENSION. The Company and Employee agree that the termination date of the Employee's current employment agreement dated June 15, 2001 is hereby extended to March 31, 2005.

     2. WAIVER. Employee hereby waives his right, under his current employment agreement, to receive a bonus that is calculated based on the market capitalization of the Company.


                               /S/ SILVANO DIGENOVA
                               -----------------------------------
                               Silvano DiGenova



                               SUPERIOR GALLERIES, INC.


                               By:  /S/ PAUL BIBERKRAUT
                                   ---------------------------------------------
                                        Paul Biberkraut, Chief Financial Officer